SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of

The Securities Exchange Act of 1934

Date of Report: July 22, 2003

BankUnited Financial Corporation

(Exact name of Registrant as specified in its charter)

Florida	01-13921	65-0377773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Alhambra Circle, Coral Gables, Florida 33134

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (305) 569-2000

Item 7.    Financial Statements and Exhibits.

(c).    Press Release of BankUnited Financial Corporation dated July 22, 2003.

Item 9.    Regulation FD Disclosure

On July 22, 2003, BankUnited Financial Corporation issued a press release relating to its earnings for the third quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.

This information set forth under “Item 9. Regulation of FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release 33-8216. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANKUNITED FINANCIAL CORPORATION

By:	/s/ Humberto L. Lopez
Name: Humberto L. Lopez Title: Senior Executive Vice President and Chief Financial Officer

Dated: July 22, 2003

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Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description

99	Press Release issued by the Company on July 22, 2003.

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